UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21329

AGILE FUNDS, INC.
(Exact name of registrant as specified in charter)

4909 Pearl East Circle, Suite #300 Boulder, Colorado		80301
(Address of principal executive offices)		(Zip code)

Marc Nicolay Tactical Allocation Services LLC 4909 Pearl East Circle, Suite #300 Boulder, Colorado 80301
(Name and address of agent for service)

Registrant's telephone number, including area code:		(303) 440-6500

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2006

Item 1 – Schedule of Investments.

AGILE MULTI STRATEGY FUND

STATEMENT OF INVESTMENTS

July 31, 2006 (UNAUDITED)

	Shares	Market Value
COMMON STOCKS - 19.13%
AUTO PARTS & EQUIPMENT - 0.32%
Mile Marker, Inc.	30,000	$79,350

BIOTECHNOLOGY - 1.11%
American Oriental Bioengineering, Inc. *	54,000	277,020

COMPUTERS - 0.64%
Dell, Inc. *	7,400	160,432

DIVERSIFIED FINANCIAL SERVICES - 0.69%
AllianceBernstein Holding LP	1,800	117,000
Hennessy Advisors, Inc.	2,229	55,725
		172,725

FOOD - 1.78%
Industrias Bachoco SA de CV	8,000	144,000
Tesco PLC	14,800	299,330
		443,330

HEALTHCARE - SERVICES - 0.45%
Laboratory Corp. of America Holdings *	1,755	113,057

INSURANCE - 1.76%
Berkshire Hathaway, Inc. *	70	213,290
Fidelity National Title Group, Inc.	12,000	226,440
		439,730

INTERNET - 1.64%
eBay, Inc. *	5,200	125,164
NetFlix, Inc. *	13,700	283,453
		408,617

MINING - 2.56%
Dundee Precious Metals, Inc. *	22,100	221,254
Newmont Mining Corp.	5,000	256,150
PAN American Silver Corp. *	8,600	163,056
		640,460

OIL & GAS - 2.36%
Exxon Mobil Corp.	4,500	304,830
Precision Drilling Trust	8,200	284,622
		589,452

RETAIL - 3.47%
Ark Restaurants Corp.	3,000	79,800
Barnes & Noble, Inc.	5,300	177,656
Costco Wholesale Corp.	2,000	105,520
Home Depot, Inc.	3,800	131,898
Sears Holdings Corp. *	1,500	205,875
Sleep Country Canada Income Fund	7,500	166,012
		866,761

SOFTWARE - 0.51%
Intuit, Inc. *	3,000	92,610
Trintech Group PLC *	10,700	35,738
		128,348
TELECOMMUNICATIONS - 0.65%
Netgear, Inc. *	8,400	162,540

WATER - 1.19%
Pico Holdings, Inc. *	9,000	296,460

TOTAL COMMON STOCKS (Cost $4,467,069)		4,778,282

WARRANTS - 29.57%
Agile Dynamic Fund Linked Warrant	312	7,385,040

TOTAL WARRANTS (Cost $6,995,760)		7,385,040

	Principal
	Amount
U.S. GOVERNMENT AGENCY OBLIGATIONS - 43.67%
Federal Home Loan Bank Discount (FHLB) Notes Due 08/01/2006	10,906,000	10,906,000

TOTAL GOVERNMENT AGENCY OBLIGATIONS- (Cost $10,906,000)		10,906,000

	Expiration	Expiration	Number of
	Date	Price	Contracts
PURCHASED OPTIONS - 0.89%
CALLS-
Laboratory Corp. of America Holdings *	January 2007	$30.00	10	$35,100
Microsoft Corp. *	January 2008	$20.00	121	70,180
				105,280

PUTS-
Interoil Corp. *	January 2008	$25.00	40	39,600
KFX, Inc. *	January 2007	$20.00	35	17,500
KFX, Inc. *	January 2007	$30.00	35	51,100
MBIA, Inc. *	January 2007	$60.00	20	8,200
				116,400

TOTAL PURCHASED OPTIONS (Cost $206,271)				221,680

	Shares
MONEY MARKET MUTUAL FUNDS - 1.45%
First American Prime Obligations Fund- Class A	100,682	100,682
First American Prime Obligations Fund- Class Y	262,557	262,557

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $363,239)		363,239

Total Investments - 94.71% (Cost $22,938,339)		23,654,241

Other Assets in Excess of Liabilities - 5.29%		1,321,316

TOTAL NET ASSETS - 100.00%		$24,975,557

* Non-income producing security

See Notes to Quarterly Statement of Investments

SCHEDULE OF SECURITIES SOLD SHORT

Name	Shares	Value
Crocs, Inc. *	(300)	(8,301)
Home Solutions, Inc. *	(7,000)	(39,550)
Move, Inc. *	(22,000)	(96,800)

TOTAL SECURITIES SOLD SHORT (Proceeds $165,710)		$(144,651)

SCHEDULE OF CALL OPTIONS WRITTEN

	Expiration	Exercise	Number of
Name	Date	Price	Contracts	Value
American Oriental Bioengineering, Inc. *	October, 2006	$5.00	(90)	(5,625)
Crocs, Inc. *	December, 2006	$30.00	(20)	(5,750)
Globetel Comm *	October, 2006	$5.00	(20)	(500)
Home Solutions, Inc. *	January, 2007	$10.00	(93)	(4,418)
Home Solutions, Inc. *	January, 2007	$7.50	(70)	(6,125)
Interoil Corporation *	January, 2007	$15.00	(40)	(26,200)
Interoil Corporation *	December, 2006	$15.00	(70)	(43,050)
Intuit, Inc. *	January, 2007	$30.00	(30)	(10,500)
Sears Holding Corp. *	January, 2007	$155.00	(8)	(7,000)
Sears Holding Corp. *	January, 2007	$160.00	(4)	(2,860)
KFX, Inc. *	December, 2006	$15.00	(72)	(17,820)
Newmont Mining Corp. *	January, 2007	$55.00	(50)	(18,500)
Costco Wholesale Corp *	January, 2007	$55.00	(20)	(5,850)
Movie Gallary, Inc. *	December, 2006	$7.50	(135)	(5,738)
Ionatron, Inc. *	January, 2007	$7.50	(75)	(11,062)
Ionatron, Inc. *	October, 2006	$7.50	(120)	(12,300)
Netgear, Inc. *	September, 2006	$20.00	(14)	(1,365)
Netgear, Inc. *	December, 2006	$22.50	(70)	(7,700)
PAN American Silver Corp. *	January, 2007	$20.00	(86)	(17,845)

Total Call Options Written (Proceeds $202,550)				$(210,208)

Income Tax Information:

As of July 31, 2006, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) on investments based on federal income tax purposes were as follows:

As of July 31, 2006
Gross appreciation (excess of value over tax cost)	$855,833
Gross depreciation (excess of tax cost over value)	(155,543)
Net unrealized appreciation	$700,290
Cost of investments for income tax purposes	$22,953,951

NOTES TO THE QUARTERLY STATEMENT OF INVESTMENTS

1.  Significant Accounting and Operating Policies  Agile Funds, Inc., an open-end registered investment company (the “Company”) was organized as a Maryland corporation by Articles of Incorporation dated February 12, 2003.  The Company currently offers one series of shares to investors, the Agile Multi-Strategy Fund (the “Fund”).  The Fund is a non-diversified series with an investment objective to achieve consistent absolute returns with low correlation to traditional financial market indices.  The Fund commenced operations on January 21, 2004.  The Articles of Incorporation permit the Directors to create additional funds and classes.

The following summarizes the significant accounting policies of the Fund.

Security Valuation:  The net asset value (“NAV”) of Fund shares is determined as of the close of the regular session of trading on the NYSE (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. Each determination will be made by valuing portfolio securities, including open short positions, puts and calls, and futures contracts, which are traded on the various exchanges including the NASDAQ National Market System or similar electronic exchange, at the last reported sales price; by valuing portfolio securities for which a quote is readily available at the last quoted price; by valuing portfolio securities for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and by valuing portfolio securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Board of Directors, although others may do the actual calculation.  The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.  Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign Securities:  Trading in foreign securities may be completed at times that vary from the closing of the NYSE.  In computing net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are primarily traded immediately prior to the closing of the NYSE.  Some foreign currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.  In the accompanying Statement of Investments, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments.  If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors.

Futures Contracts:   A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures.  The Fund may also buy or write put or call options on these futures contracts.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund periodically. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:  The Fund may write put and call options. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Written option activity as of July 31, 2006 was as follows:

	CALL OPTIONS		PUT OPTIONS
	Principal/		Principal/
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums
Options outstanding as of April 30, 2006	1,031	$207,810	17	$53,499
Options written	1,138	201,569	—	—
Options exercised or closed	(1,038)	(198,190)	—	—
Options split	41	—	—	—
Options expired	(85)	(8,640)	(17)	(53,499)

Options outstanding as of July 31, 2006	1,087	$202,550	—	$—

Market value as of July 31, 2006		$210,208		$—

Short Sales:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Swap Agreements:  The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.  Swap agreements are two party contracts in which the parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index. Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the Counterparty is obligated to pay the amount of any net depreciation.  The Fund records an increase or decrease to realized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

Other:  Investment security transactions are accounted for on a trade-date basis.  Dividend income is recorded on the ex-dividend date.  Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.  Realized gains and losses from securities transactions are determined using the specific identification method for financial reporting and income tax purposes.  Income, fees and expenses, and realized and unrealized gains and losses are allocated daily to the Fund’s outstanding shares.

2. Agile Dynamic Fund Linked Warrant  At July 31, 2006, the Fund was invested in Agile Dynamic Fund Linked Warrants.  Each warrant entitles the Fund to receive from Societe Generale Warrants Limited N.V. (the “Issuer”), a cash settlement amount linked to the performance of the Agile Dynamic Fund (“ADF”), a hypothetical reference portfolio selected by Tactical.  The warrants will expire, and will be deemed exercised automatically on February 2, 2009.  The warrants are considered liquid investments that can be sold or disposed of in the ordinary course of business at approximately the price at which they are valued.

The investment objective of ADF is to seek capital appreciation over the medium term.  Tactical has currently selected a reference portfolio consisting of a diversified basket of alternative investment strategies.

The settlement amount in respect of each warrant is an amount equal to the greater of zero or the product of (a) $100,000, the notional amount of each warrant and (b) the difference between the settlement price and the exercise price.

The settlement price in respect of a warrant is expressed as a percentage of the appreciation or depreciation of the underlying units of ADF.  The units are valued on a daily basis on the fair value of ADF’s underlying investments.  The exercise price, in respect of each warrant, is 75%.

Item 2 – Controls and Procedures.

(a)                                  The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                 There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGILE FUNDS, INC.

By:	/s/ Marc Nicolay
Marc Nicolay
President and
Principal Executive Officer

Date:	September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marc Nicolay
Marc Nicolay
President and
Principal Executive Officer

Date:	September 28, 2006

By:	/s/ Michael Brady
Michael Brady
Treasurer and
Principal Financial Officer

Date:	September 28, 2006